QuickLinks -- Click here to rapidly navigate through this document

Exhibit 21.1

SUBSIDIARIES OF THE COMPANY

Name	Jurisdiction of Organization
AA AIR, LLC	Delaware
AA CANADA HOLDINGS, INC.	Delaware
AAIC, INC.	Delaware
AARC, INC.	Delaware
ACSO OF MICHIGAN, INC.	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance
ACSO OF TEXAS, L.P.	Texas
• d/b/a Advance America
• d/b/a Advance America, Cash Advance
ADVANCE AMERICA SERVICING OF ARKANSAS, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ALABAMA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ARIZONA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF CALIFORNIA, LLC	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF COLORADO, LLC	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF FLORIDA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF GEORGIA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF IDAHO, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ILLINOIS, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF INDIANA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF KANSAS, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF KENTUCKY, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF LOUISIANA, LLC	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MISSISSIPPI, LLC	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MISSOURI, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MONTANA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEVADA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW HAMPSHIRE, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW MEXICO, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NORTH CAROLINA, INC.	Delaware

Name	Jurisdiction of Organization
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NORTH DAKOTA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF OHIO, INC.	Delaware
ADVANCE AMERICA SMALL LOANS OF OHIO, INC.	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance
• d/b/a National Cash Advance
ADVANCE AMERICA, CASH ADVANCE CENTERS OF PENNSYLVANIA, LLC	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF SOUTH CAROLINA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF SOUTH DAKOTA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF TENNESSEE, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF UTAH, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF VIRGINIA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF WASHINGTON, LLC	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF WISCONSIN, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF WYOMING, INC.	Delaware
CASH FOR CHEQUES LIMITED	United Kingdom
• d/b/a National Cash Advance
CASH MART SOUTHEND LIMITED	United Kingdom
• d/b/a National Cash Advance
CHEQUE CONVERTORS LIMITED	United Kingdom
• d/b/a National Cash Advance
CHURCH AND COMMERCE, LLC	South Carolina
MCKENZIE CHECK ADVANCE OF IOWA, L.L.C.	Tennessee
• d/b/a Advance America, Cash Advance Centers
• d/b/a Advance America
MCKENZIE CHECK ADVANCE OF MISSISSIPPI, LLC	Tennessee
• d/b/a National Cash Advance
MCKENZIE CHECK ADVANCE OF NEBRASKA, LLC	Tennessee
• d/b/a Advance America, Cash Advance Centers
• d/b/a Advance America
MCKENZIE CHECK ADVANCE OF OHIO, LLC	Tennessee
• d/b/a National Cash Advance

Name	Jurisdiction of Organization
MCKENZIE CHECK ADVANCE OF WISCONSIN, LLC	Tennessee
• d/b/a National Cash Advance
NATIONAL CASH ADVANCE LIMITED	United Kingdom
NCA HOLDINGS LIMITED	United Kingdom
NCA NATIONAL CASH ADVANCE (CANADA), ULC	Nova Scotia
• d/b/a National Cash Advance
NCA OF LOUISIANA, LLC	Delaware
• d/b/a National Cash Advance
NCAS OF DELAWARE, LLC	Delaware
• d/b/a Advance America, Cash Advance
• d/b/a Advance America, Cash Advance Centers
• d/b/a Advance America
W.P.S. SYSTEMS, LTD OF NEW ENGLAND	Rhode Island
• d/b/a Advance America, Cash Advance

QuickLinks

  Exhibit 21.1
SUBSIDIARIES OF THE COMPANY